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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 25, 1999


                              OCULAR SCIENCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        333-27421                                         94-2985696
(Commission File Number)                       (IRS Employer Identification No.)

                475 Eccles Avenue, South San Francisco, CA 94080
               (Address of Principal Executive Offices) (Zip Code)

                                 (650) 583-1400
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

 On May 25, 1999, the Board of Directors of Ocular Sciences, Inc. (the "COMPANY") appointed Wick Goodspeed, currently President of the Company, to the position of Chief Executive Officer and President of the Company. John Fruth will remain Chairman of the Board of Directors of the Company.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                OCULAR SCIENCES, INC.

Date: June 7, 1999              /s/ Gregory E. Lichtwardt
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                                Gregory E. Lichtwardt
                                Vice President Finance, Chief Financial Officer,
                                Treasurer and Assistant Secretary
                                (Duly Authorized Officer and Principal
                                Financial Officer)




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